Cohen & Steers, Inc. 1166 Avenue of the Americas New York, NY 10036-2708 212 832 3232 Contact: Robert Klemens Vice President Communications 212 796 9377

Cohen & Steers Infrastructure Fund, Inc.

Announces Preliminary Results of Transferable Rights Offering

New York, October 17, 2025—Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF) (the “Fund”) today announced the results of its transferable rights offering (the “Offer”), which commenced on September 22, 2025 and expired on October 16, 2025 (the “Expiration Date”). The offering was led by UBS Investment Bank as the sole dealer manager.

The Offer is expected to result in the issuance of approximately 14,993,927 shares of the Fund’s common stock (the “common shares”) (including notices of guaranteed delivery), resulting in anticipated gross proceeds to the Fund of approximately $353 million. The Fund will receive the entire proceeds of the Offer since Cohen & Steers Capital Management, Inc. (the “Advisor”), the Fund’s investment adviser, has agreed to pay all expenses incurred in connection with the Offer. The Fund intends to invest the proceeds of the Offer and associated borrowings in accordance with its investment objectives and policies.

The subscription price of $23.56 per common share was determined based upon the formula equal to the higher of 95% of the average of the last reported sales price of a common share on the NYSE on the Expiration Date, and each of the four preceding trading days on the NYSE or 90% of the net asset value per common share at the close of trading on the NYSE on the Expiration Date. Common shares will be issued promptly after completion and receipt of all stockholder payments.

Joe Harvey, Chief Executive Officer of Cohen & Steers, said:

“I want to thank all of the investors who continue to place their trust in Cohen & Steers and Cohen & Steers Infrastructure Fund, Inc. With their support, we successfully executed one of the largest transferable rights offerings for a closed-end fund, providing the Fund with fresh capital to capitalize on attractive investment opportunities and compelling growth potential in listed infrastructure.”

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. Such information, including other information about the Fund, can be found on file with the Securities and Exchange Commission and should be read carefully before investing.

About Cohen & Steers Infrastructure Fund, Inc. The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is total return with emphasis on income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications companies, and other infrastructure companies. Corporate preferred securities and other fixed income are part of the Fund’s investment strategy.

About Cohen & Steers, Inc. Cohen & Steers, Inc. (“Cohen & Steers”) is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.

The Advisor is a wholly owned subsidiary of Cohen & Steers.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Risks of Investing in Global Infrastructure Securities

Infrastructure issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, operational or other mishaps, tariffs, and changes in tax laws, regulatory policies, and accounting standards. Foreign securities involve special risks, including currency fluctuation and lower liquidity. Some global securities may represent small and medium sized companies, which may be more susceptible to price volatility than larger companies. No representation or warranty is made as to the efficacy of any particular strategy or fund or to the actual returns that may be achieved. No representation or warranty is made as to the efficacy of any particular strategy or fund or the actual returns that may be achieved.

Risks of Investing in Closed-End Funds

Shares of many closed-end funds frequently trade at a discount from their asset value. Funds are subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in a fund.

SOURCE: Cohen & Steers, Inc.

CONTACT: Robert Klemens, Vice President

Communications

212 796 9377

Website: https://www.cohenandsteers.com/

Symbol: (NYSE: CNS)

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